UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2021

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 5.07 Submission to a Vote of Security Holders.

On May 17, 2021, Creative Realities, Inc. (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) in Louisville, Kentucky. As of March 18, 2021, the record date for the Annual Meeting, 11,743,667 shares of Common Stock of the Company (“Common Stock”) were issued and outstanding. Each share of Common Stock entitles its holder to cast one vote. The items voted on at the Annual Meeting and the results of such voting are set forth below:

(1) The Company’s shareholders reelected its five directors to serve on the Board of Directors of the Company. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the reelection of all five nominees:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dennis McGill	5,514,860	324,080	1,906,656
David Bell	5,661,524	177,416	1,906,656
Donald A. Harris	5,652,850	186,090	1,906,656
Richard Mills	5,515,496	323,444	1,906,656
Stephen Nesbit	5,665,750	173,190	1,906,656

(2) The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. There were 7,697,078 votes cast for the proposal and 19,030 votes cast against the proposal. 29,488 votes abstained, and there were no broker non-votes.

(3) The Company’s shareholders approved, for purposes of Nasdaq Marketplace Rule 5635(b), (c) and (d), the issuance of shares of common stock of the Company in excess of applicable exchange limitations pursuant to the Amended and Restated Loan and Security Agreement dated March 7, 2021 among the Company, its subsidiaries and Slipstream Communications, LLC (the “Amended and Restated Loan Agreement”). There were 5,737,065 votes cast for the proposal and 89,430 votes cast against the proposal. 12,455 votes abstained, and there were 1,906,656 broker non-votes. The Amended and Restated Loan Agreement was filed as Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: May 19, 2021	By:	/s/ Will Logan
Will Logan Chief Financial Officer

2